Exhibit 10.l

FILED Feb 5 2013 OFFICE OF INSURANCE REGULATION Docketed by: /s/ EE

OFFICE OF INSURANCE REGULATION

KEVIN M. MCCARTY
COMMISSIONER

IN THE MATTER OF:	CASE NO: 130303-12-CO

FEDERATED NATIONAL INSURANCE COMPANY

__________________________________________________________/

AMENDED CONSENT ORDER

THIS CAUSE came on for consideration as a result of a request from FEDERATED NATIONAL INSURANCE COMPANY (hereinafter referred to as “FEDERATED NATIONAL”) to the OFFICE OF INSURANCE REGULATION (hereinafter referred to as “OFFICE”) to modify certain terms and conditions of a previously executed Consent Order No. 114165-1 0-CO, executed January 25, 2011 (hereinafter referred to as “CONSENT ORDER” and attached as Exhibit A). After a complete review of the entire record and upon consideration thereof, and otherwise being fully advised in the premises, the OFFICE hereby finds as follows:

1. The OFFICE has jurisdiction over the subject matter and of the parties herein.

2. FEDERATED NATIONAL is a Florida domiciled property and casualty insurance company authorized to transact insurance in the state of Florida.

3. The OFFICE and FEDERATED NATIONAL agree that upon the execution of this Amended Consent Order, FEDERATED shall be subject to the terms and conditions contained herein.

4. FEDERATED NATIONAL is relieved of filing monthly financial statement as required by paragraph 22 of the CONSENT ORDER.

5. FEDERATED NATIONAL is relieved of filing the monthly report detailing new homeowner’s premium written and in force as required by paragraph 23 of the CONSENT ORDER.

6. FEDERATED NATIONAL is relieved of filing the monthly report of homeowners policies non-renewed as required by paragraph 25 of the CONSENT ORDER.

7. Paragraph 16 of the CONSENT ORDER is amended to read:

SURVIVING ENTITY is required to maintain its total Homeowners Multi Peril policies in force as reported in QUASR located in Broward, Miami-Dade and Palm Beach Counties at a level that is equal to or below thirty five percent (35%) of SURVIVING ENT ITY’s total Homeowners Multi Peril policies in force.

WHEREFORE, all other terms and conditions contained in Consent Order No. 114165- 10-CO, executed January 25, 2011, not otherwise modified as above, shall remain in full force and effect, and all terms and conditions contained herein are hereby ORDERED.

DONE and ORDERED this 5th day of February, 2013.

/s/ Kevin McCarty
Kevin McCarty, Commissioner Office of Insurance Regulation

By execution hereof, FEDERATED NATIONAL INSURANCE COMPANY consents to entry of this Consent Order, agrees without reservation to all of the above terms and conditions and shall be bound by all provisions herein. The undersigned represents that he has the authority to bind FEDERATED NATIONAL INSURANCE COMPANY to the terms and conditions of this Consent Order.

FEDERATED NATIONAL INSURANCE COMPANY
By:	/s/ Michael H. Braun
Print Name:	Michael H. Braun

Title:	President
Corporate Seal

STATE OF Florida
COUNTY OF Broward

The foregoing instrument was acknowledged before me this 4th day of Feb 2013,

by	Michael H. Braun	as	President
	(name of person)		(type of authority e.g. officer, trustee attorney in fact)
for	Federated National Insurance Company
(company name)

/s/ Rebecca L. Campillo
(Signature of the Notary)

Rebecca L. Campillo
(Print, Type or Stamp Commissioned Name of Notary)
Personally Known	X	OR Produced Identification
Type of Identification Produced